                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              SIERRA ON-LINE INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                              SIERRA ON-LINE INC.
- - --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              Sierra On-Line, Inc.
                        3380 146th Place S.E., Suite 300
                           Bellevue, Washington 98007

                  NOTICE OF 1995 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

         The 1995 Annual Meeting of Stockholders (the "1995 Meeting") of Sierra On-Line, Inc. (the "Company") will be held at 9:00 a.m., local time, on Thursday, August 17, 1995, at the Company's headquarters at 3380 146th Place S.E., Bellevue, Washington 98007, for the following purposes:

1. To elect two Class X directors of the Company, each to serve until the expiration of his three-year term and until his successor is elected and qualified or until his earlier resignation or removal for cause;

2. To approve adoption of the Company's 1995 Stock Option and Award Plan and to reserve 2,000,000 shares of the Company's Common Stock for issuance (during multi-year term of the plan) thereunder, provided that not more than 300,000 such shares shall be available for issuance to directors thereunder;

3. To approve adoption of the Company's 1995 Employee Stock Purchase Plan and to reserve 200,000 shares of the Company's Common Stock for issuance thereunder;

4. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants for fiscal 1996; and

5.   To transact any other business that may properly come before the 1995
     Meeting.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on Wednesday, June 28, 1995, will be entitled to notice of and to vote at the 1995 Meeting.


                                   By Order of the Board of Directors

                                   /s/ Kenneth A. Williams
                                   --------------------------------------
                                   Kenneth A. Williams
                                   President, Chief Executive Officer and
                                   Chairman of the Board



Bellevue, Washington
July 10, 1995

        ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
                  ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED.

               THANK YOU FOR YOUR PROMPT ATTENTION TO THIS MATTER.

                              Sierra On-Line, Inc.
                        3380 146th Place S.E., Suite 300
                           Bellevue, Washington 98007

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                  July 10, 1995

         The accompanying proxy is solicited on behalf of the Board of Directors of Sierra On-Line, Inc., a Delaware corporation (the "Company"), for use at the 1995 Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., local time, on Thursday, August 17, 1995, at the Company's headquarters at 3380 146th Place S.E., Bellevue, Washington 98007 (the "1995 Meeting"). All holders of record of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), at the close of business on June 28, 1995 will be entitled to notice of and to vote at the 1995 Meeting. At the close of business on June 28, 1995, the Company had 17,664,578 shares of Common Stock outstanding and entitled to vote. A majority of the shares entitled to vote, present in person or represented by proxy, will constitute a quorum at the 1995 Meeting. Abstentions from voting and broker nonvotes will be considered represented by proxy.

         This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about July 14, 1995.

         An annual report as required by Rule 14a-3 of the rules of the Securities and Exchange Commission (the "SEC") for the fiscal year ended March 31, 1995 is enclosed with this Proxy Statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE 1995 MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE PROVIDED.

===============================================================================
                    VOTING RIGHTS AND SOLICITATION OF PROXIES
===============================================================================

         Holders of Common Stock are entitled to one vote for each share held. Shares may not be voted cumulatively.

         If a proxy in the form accompanying this Proxy Statement is duly executed and returned, the shares represented thereby will be voted as specified therein or, if no instructions are given, will be voted in favor of the proposals set forth therein and, if any other matter is proposed, will be voted as the proxy holder may determine. In the event that a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

         Assuming the presence of a quorum at the 1995 Meeting, the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the 1995 Meeting is required for the election of Class X directors, the adoption of the Company's 1995 Stock Option and Award Plan (the "1995 Plan"), the adoption of the Company's 1995 Employee Stock Purchase Plan (the "ESPP"), and the appointment of Deloitte & Touche LLP as the Company's independent public accountants for fiscal 1996. With respect to Proposal No. 1, if either of the nominees specified herein for director is for any reason unable to, or will not, serve, the proxies may be voted for such substitute nominee or nominees as the proxy holder may determine.

         Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it either prior to the 1995 Meeting or at the 1995 Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by
(a) a writing delivered to the Company stating that the proxy is revoked, (b) a subsequent proxy that is signed by the person who signed the earlier proxy and presented at the 1995 Meeting, or (c) attending the 1995 Meeting and voting in person.

         The expenses of soliciting proxies in the form accompanying this Proxy Statement will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, employees of the Company will request brokers, custodians, nominees and other record holders to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

===============================================================================
                  PROPOSAL NO. 1: ELECTION OF CLASS X DIRECTORS
===============================================================================

ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation and Bylaws provide for a classified Board of Directors (the "Board"). The Board is divided into three classes, designated Class X, Class Y and Class Z, whose current terms expire at the 1995, 1997 and 1996 Annual Meetings of Stockholders, respectively. The Company's Bylaws authorize the number of directors at seven. The term of the Class Y directors, David C. Hodgson and Roberta L. Williams, and the term of the Class Z directors, Thomas L. Beckmen, Michael G. Berolzheimer, and Kenneth A. Williams, continue beyond the 1995 Meeting. The term of the Class X directors, Walter A. Forbes and Marvin H. Green, Jr., expires upon the 1995 Meeting. The two nominees for election as Class X directors are Mr. Forbes and Mr. Green.

         At the 1995 Meeting, stockholders will vote to elect two Class X directors, and each such Class X director will serve until the 1998 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation or removal for cause. Shares represented by the accompanying proxy will be voted for the election of the nominees for Class X directors recommended by the Board unless the proxy is marked in such a manner as to withhold authority to so vote. The two nominees for election as Class X directors who receive the greatest number of votes cast for the election of directors at the 1995 Meeting, a quorum being present, will be elected Class X directors of the Company at the conclusion of the tabulation of votes. The Company is not aware of any nominee who will be unable to, or will not, serve as a Class X director. If either nominee is for any reason unable to, or will not, serve, the proxies may be voted for such substitute nominee or nominees as the proxy holder may determine.

NOMINEES AND DIRECTORS

         Set forth below is certain information regarding the nominees for Class X directors, Mr. Forbes and Mr. Green, and the other incumbent directors of the Company, including information furnished by them as to their principal occupations, certain other directorships held by them, and their ages as of June 1, 1995.

                                                                                        YEAR FIRST
NAME OF NOMINEE                 AGE     PRINCIPAL OCCUPATION                          BECAME DIRECTOR
- - ---------------                 ---     --------------------                          ---------------
Walter A. Forbes                52      Chairman and Chief Executive Officer               1991
                                        CUC International, Inc.

Marvin H. Green, Jr.            59      Chairman, Ayer Europe, Ltd .                       1990
                                        Chairman, Glendower, Ltd.

                                                                                        YEAR FIRST
NAME OF INCUMBENT               AGE     PRINCIPAL OCCUPATION                          BECAME DIRECTOR
- - -----------------               ---     --------------------                          ---------------
Thomas L. Beckmen (1)           58      Private investor                                   1988

Michael G. Berolzheimer (1)     55      President, P&M Holdings, Inc.                      1983

David C. Hodgson (2)            38      General Partner, General Atlantic Partners         1984

Roberta L. Williams (2)         41      Software developer                                 1982

Kenneth A. Williams (1)         40      President, Chief Executive Officer and             1982
                                        Chairman of the Board,  Sierra On-Line, Inc.

(1) Class Z directors
(2) Class Y directors

DIRECTOR NOMINEES

         Walter A. Forbes has been a director of the Company since December 1991. For more than 15 years, he has been Chairman and Chief Executive Officer of CUC International, Inc., an interactive electronic consumer services company listed on the New York Stock Exchange. Mr. Forbes is also a director of NFO Research, Inc., a provider of educational services, Playtex Products, Inc., a manufacturer and distributor of personal care products, and Professional Sports Care Management, Inc., a provider of physical therapy services.

         Marvin H. Green, Jr. has been a director of the Company since August 1990. Since 1959, Mr. Green has been an executive in the television and motion picture industry. Between 1972 and 1989, he was Chairman and Chief Executive Officer of Visualscope and its successor company, Reeves Communications, a producer of television shows and films that was sold to Thames Television PLC in late 1989. Mr. Green is Chairman of AyerEurope, Ltd., an advertising firm, and Chairman of Glendower, Ltd., an investment firm. Mr. Green is President of the Board of Overseers and a member of the Executive Committee of Bowdoin College. He is also a director of Lepercq Corporation Management, Ltd., a mutual fund.

INCUMBENT DIRECTORS

         Thomas L. Beckmen has been a director of the Company since December 1988. For 19 years, he was the President and Chief Executive Officer of Roland Corporation U.S., a developer and marketer of musical instruments for professional and semi-professional musicians, as well as sound cards and interface devices for the computer industry. Mr. Beckmen retired from Roland Corporation U.S. in 1993 and is now a private investor.

         Michael G. Berolzheimer has been a director of the Company since July 1983, except for the period from August 1988 to May 1989. Mr. Berolzheimer is President of P&M Holdings, Inc., a holding company, and Chairman of the Board of P&M Cedar Products (a subsidiary of P&M Holdings, Inc.), a manufacturer of lumber products. He also is the owner and managing partner of Firstmark, a company that facilitates the formation of joint ventures in the consumer products industry.

         David C. Hodgson has been a director of the Company since July 1984 and was its Chairman of the Board from July 1984 to July 1987. Since January 1988, he has been a general partner of General Atlantic Partners, a venture capital firm. Mr. Hodgson is also a director of Walker Interactive Systems, Inc., a company that high-performance financial and control application software, and The Baan Company, N.V., a company that designs, develops, markets and supports open systems, client/server manufacturing application software.

         Kenneth A. Williams founded the Company as a partnership in 1979. He has been the Company's President, Chief Executive Officer and a director since its incorporation in 1982. He has been its Chairman of the Board since July 1987. For approximately two years prior to founding the Company, he was Director of Data Processing for Financial Decision Systems, a small company specializing in software for the preparation of corporate tax returns. For approximately two years prior to that time, he was a software engineer for Informatics, Inc., a company specializing in mainframe computer software. Mr. Williams is the husband of Roberta Williams, a director of the Company.

         Roberta L. Williams has been a director of the Company since February 1982. Since 1979, she has designed or directed many significant software products for the Company as an independent software developer, including the best-selling King's Quest series, see "Certain Transactions". Ms. Williams is the wife of Kenneth A. Williams, the Company's President, Chief Executive Officer and Chairman of the Board.

EXECUTIVE OFFICERS

The executive officers of the Company are as follows:

         NAME                             AGE          OFFICE
         ----                             ---          ------
         Kenneth A. Williams               40          President, Chief Executive Officer and Chairman of the Board
         Michael A. Brochu                 41          Executive Vice President and Chief Financial Officer
         Alan J. Higginson                 47          Executive Vice President, Marketing and Sales
         R. Anthony Reyneke                42          General Manager, Dynamix, Inc.
         Jarold W. Bowerman                28          General Manager, Sierra Publishing
         Lynn Luukinen                     47          General Manager, Bright Star Technology, Inc.

Kenneth A. Williams founded the Company as a partnership in 1979. He has been the Company's President and Chief Executive Officer since its incorporation in 1982. He also has been Chairman of the Board since July 1987. Mr. Williams is the husband of Roberta Williams, who is a director of the Company and designer of several of the Company's principal products.

Michael A. Brochu has been Executive Vice President and Chief Financial Officer since July 1994. Prior to joining Sierra, Mr. Brochu spent 19 years in various financial and operating management positions at Burlington Resources, Inc., most recently as Chief Financial Officer and Senior Vice President for Burlington Environmental, Inc.

Alan J. Higginson has been Executive Vice President, Marketing and Sales since 1993. He has also been the President of Bright Star Technology, Inc. (a wholly-owned subsidiary of the Company that was acquired in July 1992) since 1990. From 1989 to 1990, he was President and Chief Executive Officer of Cogent Research, Inc., a company that designed and marketed a parallel processing workstation. From 1987 to 1989, he served as President of the ERA Systems Division of the Eye Research Institute, which sold solid state laser systems for the medical and industrial markets.

R. Anthony Reyneke has been Chief Executive Officer and Chief Financial Officer of Dynamix, Inc. (a wholly-owned subsidiary of the Company that was acquired in August 1990) since 1990 and its General Manager since 1991. He also served as Vice President of Finance of Dynamix from 1987 to 1990.

Jarold W. Bowerman became the General Manager of the Sierra Publishing division in September 1994. Mr. Bowerman joined the Company in November 1993 as Assistant to the Chairman. Prior to joining Sierra he worked for three years at Broadmark Capital Corporation, most recently as Senior Associate.

Lynn Luukinen became the General Manager of Bright Star Technologies in October 1994. Ms Luukinen joined Bright Star Technologies as Vice President of Marketing in October 1991. Prior to joining Sierra she served as Director of Business for Appian Technology from 1987 to 1991.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of June 1, 1995, certain information with respect to the beneficial ownership of the Company's Common Stock as of that date by (i) each stockholder known by the Company to be a beneficial owner of more than 5% of the Common Stock, (ii) each director and director nominee of the Company, (iii) each Named Officer, as that term is defined in "Executive Compensation and Related Information", and (iv) all current executive officers and directors as a group.

NAME AND ADDRESS                                                            AMOUNT OF SHARES             PERCENT
OF BENEFICIAL OWNER (1)                                                     BENEFICIALLY OWNED           OF CLASS
- - -----------------------                                                     ------------------           --------
Putnum Investments, Inc. (2)                                                     2,129,300                 12.6%
     One Post Office Square, Boston, Massachusetts  02109
Putnum Investment Management, Inc. (2)                                           1,538,320                  9.1%
     One Post Office Square, Boston, Massachusetts  02109
FMR Corp. (3)                                                                    2,107,364                 12.4%
     82 Devonshire Street, Boston, Massachusetts 02109
Fidelity Management & Research Company (3)                                       1,931,564                 11.4%
     82  Devonshire Street, Boston, Massachusetts 02109
Kenneth A. and Roberta L. Williams (4)                                           1,786,948                 10.6%
     3380 146th Place SE, Suite 300, Bellevue, Washington 98007
R. Anthony Reyneke (4)                                                              72,480                   *
David C. Hodgson (4) (5)                                                            69,270                   *
Thomas L. Beckmen (4)                                                               65,270                   *
Walter A. Forbes (4)                                                                43,520                   *
Alan J. Higginson (4)                                                               18,020                   *
Michael G. Berolzheimer (4)                                                          6,770                   *
Michael A. Brochu (4)                                                                4,220                   *
Marvin H. Green, Jr. (4)                                                             3,020                   *
Jarold W. Bowerman (4)                                                               1,020                  *
Executive officers and directors as a group (12 persons) (4)                     2,076,358                 12.3%

* Less than 1%

(1) Except as otherwise noted, the Company believes that each beneficial owner has sole voting and sole investment power, subject to community property laws where applicable, with respect to all shares shown in the table as beneficially owned by such person. Each beneficial owner's percentage ownership is determined by assuming that options beneficially owned by such person (but not those owned by any other person) that are exercisable within 60 days have been exercised. The number of shares outstanding at the close of business on June 1, 1995 was 16,931,766.

(2) Based on the Schedule 13D/A filed by Putnam Investments, Inc. with the SEC and dated June 6, 1995, certain Putnam investment managers (together with their parent corporations, Putnum Investments, Inc. and Marsh & McLennan Companies, Inc.), are considered "beneficial owners" in the aggregate of 2,129,300 shares, or 12.6% of shares outstanding, of the Company's Common Stock, which shares were acquired for investment purposes by such investment managers for certain of their advisory clients."

(3) Based on the Schedule 13D/A filed by FMR with the SEC and dated April 10, 1995, FMR Corp. ("FMR") beneficially owns (1) through its wholly-owned subsidiary, Fidelity Management & Research Company ("Fidelity"), as adviser to certain investment companies, 1,931,564 shares of the Company's Common Stock, as to which FMR, through its control of Fidelity, has the power to dispose of the shares but not voting power, (b) through FMTC, the managing agents for the Accounts, 116,200 shares of the Company's Common Stock, as to which FMR has voting and dispositive power, and (c) through another controlled entity, as the manager of certain pension funds, 59,600 shares of the Company's Common Stock, as to which FMR, through the controlled entity, has voting and dispositive power.

(4) Includes, as indicated in note (1) above, shares subject to options exercisable within 60 days after June 1, 1995 in the following amounts:
      90,250 shares for Mr. and Mrs. Williams; 40,000 shares for Mr. Reyneke;

      37,500 shares for Mr. Forbes; 33,750 shares for Mr. Beckmen; 27,000 shares for Mr. Hodgson; 18,000 shares for Mr. Higginson; 6,750 shares for Mr. Berolzheimer; 6,000 for Ms. Luukinen; 4,000 for Mr. Brochu; 3,000 shares for Mr. Green; and 1,000 for Mr. Bowerman.

(5)   Includes 4,000 shares owned beneficially by Mr. Hodgson's children.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

         During fiscal 1995, the Board met 6 times and acted 5 times by unanimous written consent. During fiscal 1995, no director attended fewer than 75% of the aggregate of (a) the total number of meetings (including actions by unanimous written consent) of the Board and (b) the total number of meetings (including actions by unanimous written consent) held by all committees of the Board on which he or she served (during the period that he or she served).

         Standing committees of the Board include an Audit Committee and a Compensation Committee. The Board does not have a nominating committee or a committee performing a similar function.

         Messrs. Beckmen and Hodgson are the current members of the Audit Committee and were the members of that committee during fiscal 1995. The Audit Committee met twice during fiscal 1995. The Audit Committee's function is to oversee the Company's financial affairs and financial statements, including the Company's choice of an independent public accounting firm, and to make reports to the Board when so requested.

         Messrs. Beckmen, Berolzheimer and Green are the current members of the Compensation Committee and were the members of that committee during fiscal 1995. The Compensation Committee met twice and acted 6 times by unanimous written consent during fiscal 1995. The Compensation Committee administers the Company's 1987 Stock Option Plan (the "1987 Plan"), the 1995 Plan, and the ESPP, and considers and decides matters regarding compensation of officers, directors and key employees, and reports to the Board on compensation matters from time to time or when so requested.

REMUNERATION

         On September 16, 1994, the Board approved a resolution authorizing the payment of $10,000 to non-employee directors. Nonemployee directors are also eligible for reimbursement of expenses for attending meetings. Under the Company's 1987 Plan, each director of the Company was granted an option to purchase 30,000 shares of Common Stock upon his or her election to the Board and options to purchase an additional 15,000 shares of Common Stock upon each annual stockholders meeting of (up to a maximum of 90,000 shares), provided such director continues to serve as a director after such annual stockholder meeting. Under the 1995 Plan, each director was awarded an initial option grant of 9,000 shares upon adoption of the 1995 Plan by the Board (subject to stockholder approval) and each director will receive an additional 9,000 shares upon each annual stockholders meeting (provided a director pool of 300,000 shares is not exceeded). In addition, each new director will be awarded an option to purchase 30,000 shares upon election to the Board under the 1995 Plan. See "Executive Compensation and Related Information". In addition, the Company recently granted a stock option outside the 1987 Plan to Walter A. Forbes, a director, to purchase 15,000 shares of Common Stock at $16.75 per share (equal to the then fair market value). The option will vest at 20% annually over a five-year period beginning on the date of grant and will expire in 10 years.

CERTAIN TRANSACTIONS

         Under a series of product development agreements, Roberta L. Williams has provided design and directing services for Company products. In fiscal 1995, the Company paid Ms. Williams royalties in the aggregate amount of $303,421 under these agreements.

         David C. Hodgson, a Class Y director, is a general partner of General Atlantic Partners, a venture capital firm. In December 1994, pursuant to a Stock Purchase Agreement, AT&T Corp. ("AT&T") acquired all the outstanding preferred and common stock of The ImagiNation Network, Inc. ("INN"), a subsidiary of the Company, and the Company recorded a gain of $19.7 million. AT&T already owned 26.3% of INN's Preferred Series A Stock, and by virtue of this agreement, it acquired 47.4% of INN's Preferred Series A Stock and 100% of INN's Common Stock from the Company and the remaining Preferred Series A Stock from General Atlantic Partners. The Company also entered into a multi-year publishing agreement with AT&T to provide content for INN. The publishing agreement provides for AT&T to fund up to $4 million of the Company's development expenditures under an existing publishing agreement and up to $23 million of Sierra's development expenditures, subject to certain limitations, through non-refundable royalty advances.

                       THE BOARD RECOMMENDS A VOTE FOR THE
                      ELECTION OF EACH NOMINATED DIRECTOR.

===============================================================================
        PROPOSAL NO. 2: APPROVAL OF THE 1995 STOCK OPTION AND AWARD PLAN
===============================================================================

         The Board adopted the 1995 Plan on March 7, 1995, subject to stockholder approval at the 1995 Meeting. All stock options and stock awards granted pursuant to the 1995 Plan are subject to the receipt of stockholder approval. The text of the 1995 Plan is attached hereto as Appendix A.

         The 1995 Plan is not a qualified deferred compensation plan under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), nor is it subject to the Employee Retirement Income Security Act of 1974, as amended.

DESCRIPTION OF THE 1995 PLAN

         Purpose. The purpose of 1995 Plan is to enhance the long-term profitability and stockholder value of the Company by offering incentives and rewards to those employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its subsidiaries who are key to the Company's growth and success, and to encourage them to continue to provide services to the Company and its subsidiaries and to acquire and maintain stock ownership in the Company.

         Administration. The 1995 Plan shall be administered by the Compensation Committee of the Board or such other committee designated by the Board consisting of one or more members of the Board (the "Committee"). The Board may delegate the responsibility for administering the 1995 Plan with respect to designated classes of eligible participants to different committees, subject to such limitations as the Board deems appropriate. The composition of any committee responsible for administering the 1995 Plan with respect to officers and directors of the Company who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") with respect to securities of the Company shall comply with the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, or any successor provision.

         Except for the terms and conditions explicitly set forth in the 1995 Plan, the Committee shall have exclusive authority, in its discretion, to determine all matters relating to awards under the 1995 Plan, including the selection of individuals to be granted awards, the type of awards, the number of shares of Common Stock subject to an award, all terms, conditions, restrictions and limitations, if any, of an award and the terms of any instrument that evidences an award. The Committee shall also have exclusive authority to interpret the 1995 Plan and may from time to time adopt, and change, the rules and regulations of general application for the 1995 Plan's administration. The Committee's interpretation of the 1995 Plan and its rules and regulations, and all actions taken and determinations made by the Committee pursuant to the 1995 Plan, shall be conclusive and binding on all parties involved or affected. The Committee may delegate administrative duties to such of the Company's officers as it so determines.

         Eligibility. Awards may be granted under the 1995 Plan to those officers, directors and employees of the Company and its subsidiaries as the plan administrator from time to time selects. Awards may also be granted under the 1995 Plan to consultants, agents, advisors and independent contractors who provide services to the Company and its subsidiaries.

         Reserved Shares. The aggregate amount of Common Stock to be reserved for issuance for the exercise of all stock awards granted under the 1995 Plan shall not exceed 2,000,000 shares. Shares issued under the 1995 Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares. Not more than an aggregate of 650,000 shares shall be available for issuance pursuant to grants of stock awards under the 1995 Plan and not more than an aggregate of 200,000 shares of Common Stock may be made subject to awards under the 1995 Plan to any individual participant, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from limitation on deductibility of compensation under Section 162(m) of the Code. In addition, not more than an aggregate of 300,000 shares of Common Stock shall be available for issuance upon exercise of options granted to directors. Any shares of Common Stock that have been made subject to an award that cease to be subject to the award (other than by reason of exercise or payment of the award to the extent it is exercised for or settled in shares), including, without limitation, in connection with the cancellation of an award and the grant of a replacement award, shall again be available for issuance in connection with future grants of awards under the 1995 Plan.

         Awards. The Committee shall have the authority, in its sole discretion, to determine the type or types of awards to be made under the 1995 Plan. Such awards may include, but are not limited to, incentive stock options ("ISOs"), nonqualified stock options ("NSOs") and restricted stock awards. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other Company employee or compensation plan.

         Option Exercise Price. The exercise price for shares purchased under an option shall be as determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the grant date with respect to ISOs and not less than 85% of the fair market value of the Common Stock on the grant date with respect to NSOs.

         Term of Options. The term of each option shall be as established by the Committee or, if not so established, shall be 10 years from the grant date.

         Exercise of Options. The Committee shall establish and set forth in each instrument that evidences an option the time at which or the installments in which the option shall become exercisable, which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the option, the option will become exercisable 20% per year over a five-year vesting period commencing with the first anniversary of the grant date.

         Payment of Exercise Price. The exercise price for shares purchased under an option shall be paid in full to the Company by delivery of consideration equal to the product of the option exercise price and the number of shares purchased. Such consideration must be paid in cash, except that the Committee may, either at the time the option is granted or at any time before it is exercised and subject to such limitations as the Committee may determine, authorize payment in cash and/or one or more of the following alternative forms:
(a) Common Stock already owned by the optionee for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a fair market value on the day prior to the exercise date equal to the aggregate option exercise price; (b) delivery of a properly executed exercise notice, together with irrevocable instructions, to
(i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or (c) such other consideration as the Committee may permit.

         Termination of Options. Under the 1995 Plan, in the event of an optionee's termination of employment or services for any reason other than retirement, early retirement at the Company's request, death, disability or cause, the NSO may thereafter be exercised for a three-month period (if the optionee is an executive officer or director, the holding period shall be seven months), but only to the extent they were exercisable at the date of termination and to the extent that the term of the NSO had not expired. However, if an optionee's termination of employment or services is as a result of optionee's retirement, early retirement at the Company's request, death or disability, the NSO will be exercisable for 12 months following such termination, but only to the extent they were exercisable at the date of termination and to the extent that the term of the NSO had not expired. Upon termination of an optionee's employment or services for cause, the NSO shall automatically terminate upon the first notification to the optionee of such termination. Under the 1995 Plan, in the event of an Optionee's termination of employment or services for any reason other than death, disability or cause, ISOs may thereafter be exercised for a three-month period, but only to the extent they were exercisable on the date of termination and to the extent that the term of the ISOs had not expired. However, if an Optionee's termination of employment or services is as a result of the Optionee's death or disability, the ISOs will be exercisable for 12 months following such termination, but only to the extent they were exercisable on the date of termination and to the extent that the terms of the ISOs had not expired. Upon termination of an Optionee's employment or services for cause, the ISO shall automatically terminate upon the first notification to the Optionee of such termination.

         Assignability. No option granted under the 1995 Plan may be assigned or transferred by the optionee other than by will or by the laws of descent and distribution, and, during the optionee's lifetime, the option may be exercised only by the optionee. Notwithstanding the foregoing, and to the extent permitted by Rule 16b-3 under the Exchange Act and Section 422 of the Code, the Committee, in its sole discretion, may permit such assignment, transfer and exercisability and may permit an optionee to designate a beneficiary who may exercise the option or receive compensation under the option after the optionee's death.

DIRECTOR'S POOL

         New Director Grants. Each new member elected to the Board shall automatically receive a NSO to purchase 30,000 shares of Common Stock immediately following his or her initial election or appointment to the Board. New director grants shall vest 20% a year beginning on the first anniversary of the grant date until fully vested after five years. All new director grants made prior to stockholder approval of the 1995 Plan shall be subject to stockholder approval.

         Initial Grants. Each current director received an NSO to purchase 9,000 shares of Common Stock on March 7, 1995, the date the 1995 Plan was adopted by the Board. These initial grants to directors vest 20% per year beginning on the first anniversary of the grant date until fully vested after five years. The initial grants are subject to stockholder approval.

         Annual Grants. Commencing with the 1995 Annual Meeting of Stockholders, each director shall automatically receive an NSO to purchase 9,000 shares immediately following each year's Annual Meeting of Stockholders. These annual grants shall vest 20% per year until fully vested after five years. All annual grants made prior to stockholder approval of the 1995 Plan shall be subject to such approval.

STOCK AWARDS

         Stock Awards. The Committee is authorized to make awards of Common Stock to participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the Committee shall determine, which terms, conditions and restrictions shall be set forth in the instrument evidencing the award. The terms, conditions and restrictions that the Committee shall have the power to determine shall include, without limitation, the manner in which shares subject to stock awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of restricted stock shall occur by reason of termination of the recipient's services.

         Issuance of Shares. Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a stock award, or upon the optionee's release from any terms, conditions and restrictions of a stock award, as determined by the Committee, the Company shall deliver, as soon as practicable, to the optionee or, in the case of the optionee's death, to the personal representative of the optionee's estate or as the appropriate court directs, a stock certificate for the appropriate number of shares of Common Stock.

         Waiver of Restrictions. Notwithstanding any other provision of the 1995 Plan, the Committee may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any restricted stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

EXTRAORDINARY EVENTS

         Adjustment of Shares. In the event that at any time or from time to time a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchangeable therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in the (i) maximum number of and class of securities subject to the 1995 Plan, (ii) maximum number and class of securities that may be made subject to awards to any individual participant, and (iii) number and class of securities that are subject to any outstanding award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

         Corporate Transaction. "Corporate Transaction" means any of the following events: (a) approval by the holders of the Common Stock of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger has substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (b) approval by the holders of the Common Stock of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary of the Company; and (c) approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company. Except as otherwise provided in the instrument that evidences the award, in the event of any Corporate Transaction, each option or stock award that is at the time outstanding shall automatically accelerate so that each such award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur if in the opinion of the Company's accountants it would render unavailable "pooling of interest" accounting treatment for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or its parent corporation. Any such awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event the optionee's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Company for cause or by the optionee voluntarily without good reason, as defined in the 1995 Plan. Notwithstanding the foregoing, no ISO shall become exercisable without the optionee's consent if the result would be to cause such option not to be treated as an ISO.

         Further Adjustment of Awards. The Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Committee, to take such further action as it determines necessary or advisable, and fair and equitable to participants, with respect to awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements, and other modifications, and the Committee may take such actions with respect to all participants, to certain categories of participants or only to individual participants. The Committee may also take such action before or after granting awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

         Limitations. The grant of awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         Amendment and Termination of Plan. The 1995 Plan may be amended by the stockholders of the Company. The Board may also amend the 1995 Plan in such respects as it shall deem advisable; however, to the extent required for compliance with Rule 16b-3 under the Exchange Act, Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that (a) increases the total number of shares as to which options may be granted under the 1995 Plan or that may be issued as restricted stock, (b) modifies the class of persons eligible to receive awards, (c) materially increases the benefits accruing to participants under the 1995 Plan, or (d) otherwise requires stockholder approval under any applicable law or regulation. The stockholders or the Board may suspend or terminate the 1995 Plan at any time. The 1995 Plan will have no fixed expiration date; provided, however, that no ISOs may be granted more than 10 years after the 1995 Plan's effective date.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

         The following is a brief summary of the federal income tax consequences of transactions under the 1995 Plan based on federal securities and income tax laws. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         Options granted under the 1995 Plan may be either "incentive stock options," as defined in Section 422 of the Code, or nonstatutory or nonqualified stock options.

         Incentive Stock Options. No taxable income is recognized by the optionee upon grant or exercise of an ISO unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the grant date or within one year after the transfer of such shares to such optionee, then (a) upon the sale of such shares, any amount realized in excess of the option exercise price will be treated as long-term capital gain and any loss sustained will be long-term capital loss and
(b) no deduction will be allowed to the Company for federal income tax purposes. The exercise of an ISO may result in alternative minimum tax liability for the optionee.

         If Common Stock acquired upon the exercise of an ISO is disposed of before the expiration of either holding period described above, generally (a) the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares and (b) the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed either as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company.

         Nonstatutory or Nonqualified Stock Options. Except as noted below, with respect to nonstatutory or NSOs, (a) no income is recognized by the optionee at the time the option is granted; (b) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (c) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a NSO will constitute wages for which withholding will be required.

   THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 STOCK OPTION AND AWARD
                                     PLAN.

===============================================================================
        PROPOSAL NO. 3: APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN
===============================================================================

         The Board adopted the ESPP on March 7, 1995, subject to stockholder approval at the 1995 Meeting. The text of the ESPP is attached hereto as Appendix B.

DESCRIPTION OF THE ESPP

         An aggregate of 200,000 shares of Common Stock may be sold by the Company under the ESPP, subject to adjustment in the event of stock splits, combinations of shares, stock dividends or the like.

         The purpose of the ESPP is to provide eligible employees of the Company who wish to become shareholders in the Company a convenient method of doing so. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. It is the intention of the Company to have the ESPP qualify as an "employee stock purchase plan" under Section 423 of the Code. The provisions of the ESPP shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

         The ESPP is administered by the Board. The Board, as administrator, has the power to interpret all rules and regulations it deems necessary to administer the ESPP and has broad authority to amend the ESPP, subject to certain amendments requiring stockholder approval.

         All regular-status employees of the Company and its subsidiaries who
(a) have been in the employ of the Company for at least six consecutive months,
(b) customarily work more than 20 hours per week and (c) have worked more than 5 months in any calendar year, including all of the Company's executive officers, are eligible to participate in the ESPP.

         An eligible employee may enroll in the ESPP, re-enroll in the ESPP after a period of nonparticipation, or withdraw and immediately re-enroll in the ESPP no later than the commencement date of the particular offering in which the employee wishes to participate. A participant is not eligible to continue his or her participation in the ESPP in the event that such participant's employment is voluntarily or involuntarily terminated, or if such participant owns or will own, as a result of such participation, shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any related corporation. No employee may purchase more than 5,000 shares of the Common Stock during any single offering period. Moreover, no employee may purchase shares under the ESPP that would accrue at a rate that exceeds $25,000 in fair market value (determined as of the enrollment date of each offering period) of the Common Stock during any calendar year.

         An employee may elect to participate in the ESPP only by means of payroll deduction. Purchase periods under the ESPP commence on July 1 and January 1 of each calendar year and continue for a period of six months thereafter.

         A participant may contribute a stated percentage of his or her compensation at a rate of not less than 2% nor more than 10% of such employee's regular cash compensation during each payroll period in the offering period. Once enrolled for any offering period, the participant will automatically be re-enrolled for the next offering period, unless the participant notifies the administrator that he or she wishes to discontinue participation. For purposes of the ESPP, regular cash compensation does not include overtime, commissions, severance pay, hiring and relocation bonuses, bonuses paid under any bonus plan of the Company, pay in lieu of vacations, sick leave or any other special payments.

         The ESPP does not permit a participant to modify his or her payroll deductions except at the commencement of an offering period. A participant may, however, discontinue his or her payroll deductions at any time and withdraw from the ESPP.

         A participant may withdraw from an offering, in whole but not in part, at any time prior to the last business day of such offering. The Company will refund the entire balance of the participant's deductions as soon as practicable thereafter.

         The purchase price per share of Common Stock under the ESPP is 85% of the fair market value of the Common Stock on (a) the first trading day of an offering period under the ESPP or (b) the last trading day of a offering period under the ESPP, whichever is less. Upon purchase, the amount credited to a participant's account is applied to as many shares of Common Stock as may be purchased with such amount. As promptly as practicable after the relevant purchase date, the Company, or an authorized agent of the Company, will deliver to each participant a statement listing the total number of shares purchased by such participant in the preceding offering period or, if requested by the participant, certificates for the full shares purchased by such participant.

         A participant has no interest in shares purchasable under the ESPP until payment for the shares has been completed at the close of business on the purchase date. The ESPP provides only an unfunded, unsecured promise by the Company to pay money or property in the future. Except with respect to shares that have been purchased for his or her account, a participant in the ESPP has no greater right than an unsecured creditor of the Company. After purchase of the shares under the ESPP has been made, each participant shall be entitled to all rights of a stockholder with respect to the purchased shares.

         If there is an insufficient number of shares to permit the full exercise of all existing rights to purchase shares, or if the legal obligations of the Company prohibit the issuance of all shares purchasable upon the full exercise of such rights, the Company will allocate the remaining shares, based pro rata on the aggregate amount of each participant's account. In such event, payroll deductions are reduced accordingly and the Company will give written notice to each affected participant.

         All payroll deductions received or held by the Company under the ESPP may be used by the Company for any corporate purpose. No participant is entitled to any payment or credit for interest with respect to, or on the payroll deductions contemplated by, the ESPP.

         Participants have no right to acquire Common Stock upon termination of employment. Upon termination, the accumulated payroll deductions are returned to the participant.

         The Board shall have the right to amend, modify, or terminate the ESPP at any time without notice, provided that no employee's existing rights under any offering may be adversely affected thereby, and provided further that no such amendment of the ESPP shall increase above 200,000 the total number of shares to be offered unless shareholder approval is obtained therefor.

         Neither payroll deductions credited to a participant's account nor any rights with regard to the purchase of shares under the ESPP may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. The Company may treat any such act as an election to withdraw from the ESPP.

FEDERAL INCOME TAX CONSEQUENCES

         The Company intends that the ESPP qualify as an "employee stock purchase plan" under Section 423 of the Code. As such, a participant will not be subject to federal income tax on the discounted price of shares of Common Stock purchased pursuant to the ESPP at the time such participant receives such shares. The participant will, however, be subject to federal income tax when he or she disposes of such shares.

         If a participant holds the Common Stock purchased pursuant to the ESPP for at least one year from the date such shares were transferred to him or her and two years from the commencement of the offering in which such shares were purchased, and if the participant has been an employee at all times during the offering period, the participant generally will be subject to federal income tax on the subsequent disposition of such shares at ordinary income rates of the lesser of (a) the excess of the fair market value of the shares as of the first trading day of the offering in which such shares were purchased over the purchase price for such shares or (b) the excess of the fair market value of such shares as of the date of disposition over the price paid for the shares. Any additional gain will be taxed as capital gain. The Company will not be entitled to take a deduction for the amount of the discount under these circumstances.

         If, however, a participant does not hold shares of Common Stock purchased pursuant to the ESPP for the periods described above, the participant will be subject to federal income tax at the time of disposition on the excess of the fair market value of such shares as of the date of purchase over the purchase price paid for such shares; any such excess shall be taxed as ordinary income. The Company will be entitled to take a deduction for the amount of such excess. Any additional gain will be taxed as capital gain.

  THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE
                                      PLAN

===============================================================================
           PROPOSAL NO. 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT
                               PUBLIC ACCOUNTANTS
===============================================================================

         The Company has appointed Deloitte & Touche LLP as its independent accountants to audit the Company's consolidated financial statements for the fiscal year ending March 31, 1996, and the stockholders are being asked to ratify such appointment. Deloitte & Touche LLP has been the Company's auditors since 1983. Representatives of Deloitte & Touche LLP will be present at the 1995 Meeting, at which time they will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from stockholders.

     THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF
        DELOITTE & TOUCHE LLP FOR THE FISCAL YEAR ENDING MARCH 31, 1996.

===============================================================================
                 EXECUTIVE COMPENSATION AND RELATED INFORMATION
===============================================================================

         The following table sets forth all compensation awarded, earned or paid for services rendered in all capacities to the Company and its subsidiaries during each of fiscal 1995, 1994 and 1993 to the Company's Chief Executive Officer; and the Company's four other most highly compensated executive officers who were serving as executive officers at the end of fiscal 1995 and who earned more than $100,000 that year (the "Named Officers"). This information includes the dollar values of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred. The Company does not grant Stock Appreciation Rights and has no long-term compensation benefits other than stock options.

                           SUMMARY COMPENSATION TABLE

                                                                                     Long-Term
                                                                                    Compensation
                                                       Annual Compensation             Awards
                                                       -------------------          ------------
                                                                                     Securities
                                                                                     Underlying         All Other
   Name and Principal                                  Salary          Bonus          Options          Compensation
       Position                            Year         ($)           (1) ($)           (#)                ($)
   ------------------                      ----        ------         -------       ------------       ------------
Kenneth A. Williams                        1995       $200,000       $166,900         64,000            $14,000(3)
Chairman, Chief Executive                  1994       $200,000           --           15,000            $13,000(3)
Officer and President                      1993       $144,000           --           70,000 (2)        $14,000(3)

Alan J. Higginson                          1995       $150,000       $104,300          5,000               --
Executive Vice President,                  1994       $120,000       $ 58,000         40,000               --
Marketing and Sales                        1993       $ 67,000           --           70,000               --

R. Anthony Reyneke                         1995       $120,000       $ 96,400         25,000
General Manager,                           1994       $120,000       $ 28,000           --                 --
Dynamix, Inc.                              1993       $100,000       $ 25,000         20,000               --

Michael A. Brochu                          1995       $114,074(4)    $ 83,400         50,000               --
Executive Vice President and
Chief Financial Officer

Jarold W. Boweman                          1995       $ 70,000       $ 71,700         25,000               --
General Manager                            1994       $ 17,981(5)       --             5,000               --
Sierra Publishing

- - ------------
(1) Represents bonuses earned for services rendered during the fiscal year listed, but does not include bonuses paid during the fiscal year for services rendered during a prior fiscal year.

(2) Includes options to purchase 15,500 shares of Common Stock that were authorized under the 1987 Stock Option Plan for grant in fiscal 1992, but which were not actually granted until fiscal 1993.

(3) Includes the dollar value of life insurance and long-term disability insurance premiums paid for the benefit of Mr. Williams.

(4) Amounts listed are for a partial year, based on an annual salary of $150,000. Mr. Brochu joined the Company in June 1994.

(5) Amounts listed are for a partial year. Mr. Bowerman joined the company in November 1993.

         The following table sets forth certain information concerning option grants under the 1987 Plan and the 1995 Plan during the fiscal year ended March 31, 1995 to each of the Named Officers. Included are hypothetical gains or "option spreads" that would exist for the respective options based on assumed rates of annual compound stock appreciation of 5% and 10% from the date of grant over the full term. Actual gains, if any, on option exercises on the future performance of the Common Stock. The hypothetical gains shown are not intended to forecast possible future appreciation, if any, of the stock price.

                          OPTION GRANTS IN FISCAL 1995

                                                                                             Potential Realizable
                                                                                               Value at Assumed
                                                                                                    Annual
                                                                                             Rates of Stock Price
                                   Individual Grants                                           Appreciation for
                                   -----------------                                            Option Term (3)
                                                                                             --------------------
                                               % of Total
                               Number of        Options
                               Securities      Granted to
                               Underlying      Employees
                                Options        in Fiscal      Exercise
                                Granted           Year          Price       Expiration
           Name                  (#)(1)           (2)          ($/Sh)          Date          5% ($)       10% ($)
           ----                ----------      ---------      --------      ----------       ------       -------
Kenneth A. Williams              15,000          1.90%        $11.625        8/25/1999       27,967        59,832
                                  9,000          1.14%        $22.00         3/07/2005       31,756        67,938
                                 40,000          5.06%        $22.00         3/07/2005      141,137       301,947

Alan J. Higginson                 5,000          0.63%        $17.625        3/22/2005       14,134        30,238

R. Anthony Reyneke               15,000          1.90%        $ 8.375        7/01/2004       20,148        43,105
                                 10,000          1.27%        $17.625        3/22/2005       28,267        60,475

Michael A. Brochu                20,000          2.53%        $ 8.375        7/01/2004       26,864        57,473
                                 10,000          1.27%        $11.875       11/01/2004       19,045        40,746
                                 20,000          2.53%        $17.625        3/22/2005       56,535       120,951

Jarold W. Bowerman               10,000          1.27%        $11.1875       9/16/2004       17,943        38,387
                                 15,000          1.90%        $17.625        3/22/2005       42,401        90,713

- - ------------
(1) Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the grant date and become exercisable at a rate of 20% per year. The exercise price and tax withholding obligations relating to exercise may be paid by delivery of shares already owned and tax withholding obligations relating to exercise may be paid by offsetting the underlying shares, subject to certain conditions.

(2) The Company granted 156 options (790,000 shares) to all of its employees in fiscal 1995.

(3) The 5% and 10% assumed rates of annual compound stock price appreciation are mandated by SEC rules and do not represent the Company's estimate or projection of future Common Stock prices.

         The following table sets forth certain information concerning the number and value of stock options exercised during fiscal 1995, and the number and value of unexercised stock options held at March 31, 1995, by each of the Named Officers.

                                                                     Number of Securities
                                                                          Underlying                   Value of Unexercised
                                                                      Unexercised Options              In-the-Money Options
                                                                   at March 31, 1995 (#) (2)         at March 31, 1995 ($) (3)
                                                                   -------------------------         -------------------------
                              Number of            Value
                           Shares Acquired       Realized
          Name             on Exercise (#)        ($) (1)       Exercisable    Unexercisable       Exercisable   Unexercisable
          ----             ---------------       --------       -----------    -------------       -----------   -------------
Kenneth A. Williams               --                --             36,250        112,750             $568,723      $  908,378

Alan J. Higginson                8,000           $ 52,500          18,000         79,000             $260,750      $1,097,625

R. Anthony Reyneke               8,000           $109,680          35,000         52,000             $586,035      $  691,510

Michael A. Brochu                 --                --               --           50,000                 --        $  461,250

Jarold W. Bowerman                --                --              1,000         29,000             $ 13,475      $  227,650

- - ------------
(1)    Reflects market value at date of exercise less exercise price.

(2) These numbers represent the total number of shares subject to stock options held by the Named Officer. These options were granted on various dates during fiscal 1992 through 1995, and are exercisable on various dates beginning in 1992 and expiring in 2005.

(3) These values have not been and may never be realized. They are based on the positive spread between the respective exercise prices of outstanding stock options and the closing price of the Common Stock on March 31, 1995 ($22.00 per share).

                      REPORT OF THE COMPENSATION COMMITTEE
                        REGARDING EXECUTIVE COMPENSATION

         The following report of the Compensation Committee on executive compensation shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

OVERALL COMPENSATION PHILOSOPHY

         It is the Company's philosophy and practice to pay fair and competitive wages and salaries to its employees and executive officers. This practice was implemented in order to attract and retain highly qualified employees, to pay employees equitably in accordance with their job value and performance and to motivate and reward superior performance. The Company's compensation program consists of cash and equity-based compensation. Salary ranges are reviewed annually and adjusted accordingly.

EXECUTIVE COMPENSATION

         Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board (the "Committee"). The Committee is composed of three independent nonemployee directors who have no interlocking relationships as defined by the SEC. See "Proposal No. 1: Election of Class X Directors -- Board of Director Meetings and Committees". The members of the Committee are Messrs. Green, Berolzheimer and Beckmen. Although Mr. Williams attends Committee meetings and is a member of the Board, he does not vote on matters as a member of the Committee.

COMPENSATION COMMITTEE POLICY

         The Committee typically reviews annual base salary levels and target bonuses, if any, for the Chief Executive Officer ("CEO") and other executive officers of the Company. The Committee makes recommendations to the Board with respect to the CEO's compensation. The CEO makes recommendations to the Committee regarding certain compensation for all other executive officers of the Company. The Committee considers the CEO's recommendations, approves or revises them and submits its conclusions to the Board.

         The Committee and the Board believe that the compensation of the Company's executive officers should be significantly influenced by the Company's performance. Accordingly, the Company's practice has been to establish base salaries at levels deemed appropriate by the Committee members based on historic Company levels and the Committee's general experience and knowledge as to compensation levels at other companies, and to designate an additional portion of the compensation of each executive officer as contingent upon corporate performance.

         Cash-based executive compensation is based on two components: base salary and bonus amount. For fiscal 1995, the Committee approved base salaries for executive officers other than the CEO ranging from $70,000 to $150,000. For fiscal 1995, each executive officer other than the CEO participated in a bonus plan that was recommended by the CEO and approved by the Committee. Under the bonus plan, each officer was allocated a variable bonus that accrued monthly depending in part on the results of operations of the officer's business unit and in part on the results of operations of the Company as a whole (other than INN). If in any month the actual results of operations were equal to the targeted results for the month, the officer earned a bonus of 50% of his monthly base salary. The bonus was increased to the extent that actual results exceeded targeted results, up to a maximum total bonus for the month of 100% of monthly base salary (the maximum would be achieved if actual results were 120% or more of targeted results). If actual results were from 1% to 20% less than targeted results, the bonus for the month would be reduced proportionally (if actual results were 80% or less than targeted results, no bonus earned). Bonuses were paid annually and no bonus was paid until the business unit or the Company as a whole, as the case may be, achieved pre-tax profitability (computed without deduction for certain noncash items), provided that such profitability was achieved that fiscal year. The bonus arrangements were subject to review and revision by the CEO, with the approval of the Committee. The CEO recommended, and the Committee approved, this bonus arrangement to encourage the Company's officers to cause their respective business units and the Company as a whole to achieve and exceed its targeted results on a month-by-month basis. The bonuses paid to the Named Officers for fiscal 1995 are set forth in the "Summary Compensation Table" above.

EQUITY-BASED COMPENSATION

         All senior officers of the Company are eligible to participate in the 1987 Plan and 1995 Plan. Each Plan's purpose is to provide incentives for selected persons to promote the Company's financial success and progress. Common stock may be purchased under both Plans. Subject to the terms of each Plan, the Committee determines whether each option is to be an ISO or NSO, the number of shares included in each option, the periods during which the options may be exercised, and other terms.

         For fiscal 1995, the Board, based on the recommendation of the Committee, made stock option grants to certain executive officers. For information as to the Named Officers, see "Option Grants in Fiscal 1995" above. Stock options typically have been granted to executive officers when the executive first joins the Company (as in the case of Michael A. Brochu and Dennis Cloutier for fiscal 1995), in connection with a significant change in responsibilities, to reward outstanding performance (as in the case of Kenneth
A. Williams for fiscal 1995), to provide continuing incentives for continued employment and, occasionally, to achieve equity within a peer group.

         Stock option grants were made by the Committee in the context of the Company's operating performance. The number of shares subject to each stock option granted takes into account or is based on anticipated future contribution, ability to affect corporate and/or business unit results, past performance or consistency within the executive's peer group, the responsibility level and performance of the executive officer, prior option grants to the executive officer and the level of vested and unvested options. The purpose of these options is to provide greater incentives to those officers to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. Typically, Company stock options granted under the 1987 Plan and 1995 Plan vest over a five-year period.

CEO COMPENSATION

         Mr. Williams' base salary for fiscal 1995 was $200,000, the same amount as for fiscal 1994. The Committee awarded Mr. Williams a bonus of $166,900 for fiscal 1995 and he received options for a total of 64,000 shares of Common Stock.

COMPLIANCE WITH SECTION 162(M) OF THE CODE

         Section 162(m) of the Code, generally disallows a tax deduction to public companies for compensation over $1 million to the chief executive officer and the four highest compensated officers, with certain exceptions. Stock option grants under the 1987 Plan are not subject to the deduction limit because the 1987 Plan was approved by stockholders before December 20, 1993 pursuant to Rule 16b-3(b) of the Exchange Act and, accordingly, will be grandfathered under a transition rule until the earlier of (a) the expiration or material modification of the 1987 Plan, (b) the issuance of all stock allocated under such Plan and
(c) the first meeting of stockholders subsequent to December 31, 1996 at which directors are elected. The Company does not expect to pay cash compensation to any employee during fiscal 1996 in excess of the deduction limit of Section 162(m).




COMPENSATION COMMITTEE

MARVIN H. GREEN, JR., CHAIRMAN
THOMAS L. BECKMEN
MICHAEL G. BEROLZHEIMER

                                PERFORMANCE GRAPH

         The graph below shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

         The graph below compares the cumulative stockholder return of the Company's Common Stock from March 31, 1990 to March 31, 1995 with the cumulative return on the Nasdaq Stock Market Index and the Hambrecht & Quist Technology Index over the same period (assuming an initial investment of $100 of the Company's Common Stock and in each of the indexes on March 31, 1990, and the reinvestment of all dividends).

                            3/31/90            3/31/91         3/31/92          3/31/93          3/31/94         3/31/95
                            -------            -------         -------          -------          -------         -------
Company Common Stock         $100               $117            $164             $ 86             $190            $352
Nasdaq Stock Market          $100               $114            $146             $167             $181            $201
Index
H&Q Technology Index         $100               $115            $135             $148             $166            $212

SECTION 16 OWNERSHIP AND TRANSACTION REPORTS

         Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's equity securities ("10% Stockholders"), to file forms that report initial ownership (Form 3) and changes in ownership (Form 4) of the Common Stock and other equity securities of the Company with the SEC and Nasdaq. Annual reports (Form 5) are also required in certain instances. Officers, directors and 10% Stockholders are required by SEC regulation to furnish the Company with copies of all forms filed.

         To the Company's knowledge (based solely on a review of copies of such forms furnished to the Company), during fiscal 1995, all Section 16(a) filing requirements applicable to its officers, directors and 10%

Stockholders were complied with in a timely manner except the following: R. Anthony Reyneke failed to file a Form 4 on a timely basis, and Jerry Bowerman and Lynn Luukinen each failed to file a Form 3 on a timely basis.

===============================================================================
                                 OTHER BUSINESS
===============================================================================

         The Board does not presently intend to bring any other business before the 1995 Meeting and, so far as is known to the Board, no matters are to be brought before the 1995 Meeting except as specified in the notice of the 1995 Annual Meeting of Stockholders. As to any business that may properly come before the 1995 Meeting, however, it is intended that proxies, in the accompanying form, will be voted in accordance with the judgment of the persons voting such proxies.

===============================================================================
                              STOCKHOLDER PROPOSALS
===============================================================================

         Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's 1996 Annual Meeting of Stockholders must be received by March 16, 1996.


                              By Order of the Board

                              /s/ Kenneth A. Williams
                              --------------------------------------
                              Kenneth A. Williams
                              President, Chief Executive Officer and
                              Chairman of the Board



Bellevue, Washington
July 10, 1995

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


                              SIERRA ON-LINE, INC.
                        1995 STOCK OPTION AND AWARD PLAN

                              SECTION 1.  PURPOSE

         The purpose of the Sierra On-Line, Inc. 1995 STOCK OPTION AND AWARD PLAN (the "Plan") is to enhance the long-term profitability and stockholder value of Sierra On-Line, Inc., a Delaware corporation (the "Company"), by offering incentives and rewards to those employees, directors, officers, consultants, agents, advisors and independent contractors of the Company and its Subsidiaries (as defined in Section 2) who are key to the Company's growth and success, and to encourage them to continue to provide services to the Company and its Subsidiaries and to acquire and maintain stock ownership in the Company.

                            SECTION 2.  DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as set forth below:

2.1      AWARD

         "Award" means an award or grant made to a Participant pursuant to the Plan, including, without limitation, awards or grants of Options, Stock Awards or any combination of the foregoing.

2.2      BOARD

         "Board" means the Board of Directors of the Company.

2.3      CAUSE

         "Cause" means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

2.4      CODE

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.5      COMMITTEE

         "Committee" means the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.

2.6      COMMON STOCK

         "Common Stock" means the common stock, par value $.01 per share, of the Company.

2.7      CORPORATE TRANSACTION

         "Corporate Transaction" means any of the following events:

         (a) approval by the holders of the Common Stock of any merger or consolidation of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of the Common Stock immediately prior to the merger has substantially the same proportionate ownership of common stock of the surviving corporation immediately after the merger;

                 (b) approval by the holders of the Common Stock of any sale, lease, exchange or other transfer in one transaction or a series of related transactions of all or substantially all of the Company's assets other than a transfer of the Company's assets to a majority-owned subsidiary of the Company; and

                 (c) approval by the holders of the Common Stock of any plan or proposal for the liquidation or dissolution of the Company.

2.8      DISABILITY

         "Disability" means "disability" as that term is defined for purposes of Section 22(e)(3) of the Code.

2.9      EARLY RETIREMENT

         "Early Retirement" means retirement as that term is defined by the Committee from time to time for purposes of the Plan.

2.10     EXCHANGE ACT

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.11     FAIR MARKET VALUE

         "Fair Market Value" means the closing price for the Common Stock as reported by the NASDAQ National Market on the Grant Date.

2.12     GOOD REASON

         "Good Reason" means the occurrence of any of the following events or conditions:

                 (a) A change in the Holder's status, title, position or responsibilities (including reporting responsibilities) that, in the Holder's reasonable judgment, represents a substantial reduction of the status, title, position or responsibilities as in effect immediately prior thereto; the assignment to the Holder of any duties or responsibilities that, in the Holder's reasonable judgment, are inconsistent with such status, title, position or responsibilities; or any removal of the Holder from or failure to reappoint or reelect the Holder to any of such positions, except in connection with the termination of the Holder's employment for Cause, for Disability or as a result of his or her death, or by the Holder other than for Good Reason;

                 (b)      A reduction in the Holder's annual base salary;

                 (c) The Company's requiring the Holder (without the Holder's consent) to be based at any place outside a 35- mile radius of his or her place of employment prior to a Corporate Transaction, except for reasonably required travel on the Company's business that is not materially greater than such travel requirements prior to the Corporate Transaction;

                 (d) The Company's failure to (i) continue in effect any material compensation or benefit plan (or the substantial equivalent thereof) in which the Holder was participating at the time of a Corporate Transaction, including, but not limited to, the Plan, or (ii) provide the Holder with compensation and benefits at least equal (in terms of benefit levels and/or reward opportunities) to those provided for under each employee

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


benefit plan, program and practice as in effect immediately prior to the Corporate Transaction (or as in effect following the Corporate Transaction, if greater);

                 (e) Any material breach by the Company of any provision of the Plan; or

                 (f) Any purported termination of the Holder's employment or service for Cause by the Company that does not comply with the terms of the Plan.

2.13     GRANT DATE

         "Grant Date" means the date designated in a resolution of the Committee as the date an Award is granted. If the Committee does not designate a Grant Date in the resolution, the Grant Date shall be the date the Committee adopted the resolution.

2.14     HOLDER

         "Holder" means the Participant to whom an Award is granted, or the personal representative of a Holder who has died.

2.15     INCENTIVE STOCK OPTION

         "Incentive Stock Option" means an option to purchase Common Stock granted under Section 7 of the Plan with the intention that it qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

2.16     NONQUALIFIED STOCK OPTION

         "Nonqualified Stock Option" means an option to purchase Common Stock granted under Section 7 of the Plan other than an Incentive Stock Option or under Section 9 of the Plan with respect to grants to Directors.

2.17     OPTION

         "Option" means the right to purchase Common Stock granted under
Section 7 of the Plan.

2.18     PARTICIPANT

         "Participant" means an individual who is a Holder of an Award or, as the context may require, any employee, director, officer, consultant, agent, advisor or independent contractor of the Company or a Subsidiary who has been designated by the Committee as eligible to participate in the Plan.

2.19     RESTRICTED STOCK

         "Restricted Stock" means shares of Common Stock granted under Section 10 of the Plan the rights of ownership of which are subject to restrictions prescribed by the Committee.

2.20     RETIREMENT

         "Retirement" means retirement as of the individual's normal retirement date under the Company's Profit Sharing Plan or other similar successor plan applicable to salaried employees.

2.21     STOCK AWARD

         "Stock Award" means an Award granted under Section 10 of the Plan.

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


2.22     SUBSIDIARY

         "Subsidiary," except as expressly provided otherwise, means any entity that is directly or indirectly controlled by the Company or in which the Company has a significant ownership interest, as determined by the Committee, and any entity that may become a direct or indirect parent of the Company.

                           SECTION 3.  ADMINISTRATION

3.1      COMMITTEE

         The Plan shall be administered by the Compensation Committee or such other committee designated by the Board consisting of one or more members of, the Board. The Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Participants to different committees, subject to such limitations as the Board deems appropriate. Committee members shall serve for such term as the Board may determine, subject to removal by the Board at any time. The composition of any committee responsible for administering the Plan with respect to officers and directors of the Company who are subject to Section 16 of the Exchange Act with respect to securities of the Company shall comply with the requirements of Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, or any successor provision.

3.2      ADMINISTRATION AND INTERPRETATION BY THE COMMITTEE

         Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Committee shall also have exclusive authority to interpret the Plan and may from time to time adopt, and change, rules and regulations of general application for the Plan's administration. The Committee's interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Committee pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Committee may delegate administrative duties to such of the Company's officers as it so determines.

                     SECTION 4.  STOCK SUBJECT TO THE PLAN

4.1      AUTHORIZED NUMBER OF SHARES

         Subject to adjustment from time to time as provided in Section 13.1, the aggregate amount of Common Stock to be delivered upon the exercise of all Awards granted under this Plan shall not exceed 2,000,000 shares of Common Stock. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2      LIMITATIONS

         (a)     Subject to adjustments from time to time as provided in
Section 13 of the Plan, not more than an aggregate of 650,000 shares shall be available for issuance pursuant to grants of Stock Awards under the Plan.

         (b)     Subject to adjustments from time to time as provided in
Section 13 of the Plan, not more than 200,000 shares of Common Stock may be made subject to Awards under the Plan to any individual Participant in the aggregate over the term of the Plan, such limitation to be applied in a manner consistent with the requirements of, and only to the extent required for compliance with, the exclusion from limitation on deductibility of compensation under Section 162(m) of the Code.

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


         (c)     Subject to adjustments from time to time as provided in
Section 9.7 of the Plan, not more than an aggregate of 300,000 shares of Common Stock shall be available for issuance upon exercise of Options granted to Directors under Section 9.

4.3      REUSE OF SHARES

         Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or payment of the Award to the extent it is exercised for or settled in shares), including, without limitation, in connection with the cancellation of an Award and the grant of a replacement Award, shall again be available for issuance in connection with future grants of Awards under the Plan.

                            SECTION 5.  ELIGIBILITY

         Awards may be granted under the Plan to those officers, directors and employees of the Company and its Subsidiaries as the Committee from time to time selects; provided, however that Directors who are not also employees of the Company shall be eligible to receive Awards only under Section 9 of the Plan. Awards may also be granted under the Plan to consultants, agents, advisors and independent contractors who provide services to the Company and its Subsidiaries.

                               SECTION 6.  AWARDS

         The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be made under the Plan. Such Awards may include, but are not limited to, Incentive Stock Options, Nonqualified Stock Options and Restricted Stock Awards. Awards may also be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for, grants or rights under any other employee or compensation plan of the Company.

                         SECTION 7.  AWARDS OF OPTIONS

7.1      GRANT OF OPTIONS

         The Committee is authorized under the Plan, in its sole discretion, to issue Options as Incentive Stock Options or as Nonqualified Stock Options, which shall be appropriately designated.

7.2      OPTION EXERCISE PRICE

         The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date with respect to Incentive Stock Options and not less than 85% of the Fair Market Value of the Common Stock on the Grant Date with respect to Nonqualified Stock Options.

7.3      TERM OF OPTIONS

         The term of each Option shall be as established by the Committee or, if not so established, shall be 10 years from the Grant Date.

7.4      EXERCISE OF OPTIONS

         The Committee shall establish and set forth in each instrument that evidences an Option the time at which or the installments in which the Option shall become exercisable, which provisions may be waived or modified by

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


the Committee at any time. If not so established in the instrument evidencing the Option, the Option will become exercisable according to the following schedule, which may be waived or modified by the Committee at any time:

             PERIOD OF HOLDER'S
          CONTINUOUS EMPLOYMENT OR
         SERVICE WITH THE COMPANY OR
          ITS SUBSIDIARIES FROM THE           PERCENT OF TOTAL OPTION
              OPTION GRANT DATE                        THAT
         ---------------------------              IS EXERCISABLE
                                              -----------------------
                after 1 year                           20%
                after 2 years                          40%
                after 3 years                          60%
                after 4 years                          80%
                after 5 years                         100%

         To the extent that the right to purchase shares has accrued thereunder, an Option may be exercised from time to time by written notice to the Company, in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised and accompanied by payment in full as described in Section 7.5. In no case may an Option be exercised as to less than 100 shares at any one time (or the lesser number of remaining shares covered by the Option).

7.5      PAYMENT OF EXERCISE PRICE

         The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid in cash, except that the Committee may, either at the time the Option is granted or at any time before it is exercised and subject to such limitations as the Committee may determine, authorize payment in cash and/or one or more of the following alternative forms: (a) Common Stock already owned by the Holder for at least six months (or any shorter period necessary to avoid a charge to the Company's earnings for financial reporting purposes) having a Fair Market Value on the day prior to the exercise date equal to the aggregate Option exercise price; (b) delivery of a properly executed exercise notice, together with irrevocable instructions, to (i) a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise and (ii) the Company to deliver the certificates for such purchased shares directly to such brokerage firm, all in accordance with the regulations of the Federal Reserve Board; or (c) such other consideration as the Committee may permit.

7.6      POST-TERMINATION EXERCISES

         7.6.1  GENERAL

         The Committee shall establish and set forth in each instrument that evidences an Option whether the Option will continue to be exercisable, and the terms and conditions of such exercise, if a Holder ceases to be employed by, or to provide services to, the Company or its Subsidiaries, which provisions may be waived or modified by the Committee at any time. If not so established in the instrument evidencing the Option, the Option will be exercisable according to the following terms and conditions, which may be waived or modified by the Committee at any time.

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


         7.6.2  NONQUALIFIED STOCK OPTIONS

                 A. TERMINATION UPON RETIREMENT, EARLY RETIREMENT, DEATH OR DISABILITY

         Upon termination of the Holder's employment or services with the Company due to Retirement, Early Retirement at the Company's request, death or Disability, and unless by its terms the Nonqualified Stock Option sooner terminates or expires, the Holder (or, in the case of death, the Holder's personal representative) may exercise for a one year period that portion of the Holder's Nonqualified Stock Option which is exercisable at the time of such termination.

                 B.       TERMINATION FOR CAUSE

         Upon termination of the Holder's employment or services for Cause, the Nonqualified Stock Option shall automatically terminate upon the first notification to the Holder of such termination, unless the Committee determines otherwise.

                 C.       TERMINATION FOR OTHER REASONS

         Upon termination of the Holder's employment or services for any reason other than Retirement, Early Retirement at the Company's request, death, Disability or Cause, and unless by its terms the Nonqualified Stock Option sooner terminates or expires, the Holder may exercise for a three-month period that portion of the Holder's Nonqualified Stock Option which is exercisable at the time of such termination; provided, however, if the Holder is an executive officer or director, the holding period shall be seven months.

         7.6.3  INCENTIVE STOCK OPTIONS

                 A.       TERMINATION UPON DEATH OR DISABILITY

         Upon termination of the Holder's employment or services with the Company due to death or Disability, and unless by its terms the Incentive Stock Option sooner terminates or expires, the Holder may exercise for one-year period that portion of the Holder's Incentive Stock Option which is exercisable at the time of such termination.

                 B.       TERMINATION FOR CAUSE

         Upon termination of the Holder's employment or services for Cause, the Incentive Stock Option shall automatically terminate upon the first notification to the Holder of such termination, unless the Committee determines otherwise.

                 C.       TERMINATION FOR OTHER REASON

         Upon termination of the Holder's employment or services for any reason other than death, Disability or Cause, and unless by its terms the Incentive Stock Option sooner terminates or expires, the Holder (or, in the case of death, the Holder's personal representative) may exercise for a three-month period that portion of the Holder's Incentive Stock Options which is exercisable at the time of such termination.

                 SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

         To the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


8.1      DOLLAR LIMITATION

         To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event the Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2      10% STOCKHOLDERS

         If a Participant owns 10% or more of the total voting power of all classes of the Company's stock, then the exercise price per share of an Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option term shall not exceed five years. For purposes of determining stock ownership, an employee shall be deemed to own the shares owned by or for his or her siblings, spouse, ancestors and lineal descendants.

8.3      ELIGIBLE EMPLOYEES

         Individuals who are not employees of the Company or one of its parent corporations or subsidiary corporations may not be granted Incentive Stock Options. For purposes of this Section 8.3, "parent corporation" and "subsidiary corporation" shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

8.4      TERM

         The term of an Incentive Stock Option shall not exceed 10 years.

8.5      EXERCISABILITY

         An Option designated as an Incentive Stock Option must be exercised within three months after termination of employment for any reason other than death or disability or one year after termination of employment or services due to Disability to qualify for Incentive Stock Option tax treatment. We suggest Optionees should consult their personal tax advisors for further information.

8.6      TAXATION OF INCENTIVE STOCK OPTION

         In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, the Participant must hold the shares issued upon the exercise of an Incentive Stock Option for two years after the date of grant of the Incentive Stock Option and one year from the date of exercise. A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. The Committee may require a Participant to give the Company prompt notice of any disposition of shares acquired by the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

                   SECTION 9.  AWARDS OF OPTIONS TO DIRECTORS

         Notwithstanding any other provision of the Plan to the contrary, grants to Directors who are not also employees of the Company shall be made only pursuant to the following terms and conditions:

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


9.1      NEW DIRECTOR GRANTS

         Each new member of the Board shall automatically receive a Nonqualified Stock Option to purchase 30,000 Shares of Sierra's Common Stock immediately following his or her initial election or appointment to the Board (each a "New Director Grant"). New Director Grants shall vest 20% a year beginning on the first anniversary of Grant Date until fully vested after five years. All New Director Grants made prior to shareholder approval of the Plan shall each be subject to shareholder approval.

9.2      INITIAL GRANTS

         Each Director shall receive a Nonqualified Stock Option to purchase 9,000 shares of Sierra's Common Stock on the date this Plan is adopted by the Board (the "Initial Grants"). The Initial Grants shall vest 20% per year beginning on the first anniversary of the Grant Date until fully vested after five years. The Initial Grants shall be subject to stockholder approval.

9.3      ANNUAL GRANTS

         Commencing with the 1995 annual meeting of stockholders, each Director shall automatically receive a Nonqualified Stock Option to purchase 9,000 Shares immediately following each year's annual meeting of stockholders (each an "Annual Grant"). Annual Grants shall vest 20% per year until fully vested after five years. All Annual Grants made prior to stockholder approval of the Plan shall be subject to such approval.

9.4      EXERCISE PRICE

         The option exercise price for a Nonqualified Stock Option granted to a Director under the Plan shall be the Fair Market Value of the Common Stock on the Grant Date.

9.5      TERM OF OPTIONS

         The term of each Nonqualified Stock Option granted to a Director shall be 10 years from the Grant Date.

9.6      TIME AND MANNER OF EXERCISE OF OPTIONS

         (a) Any Option may be exercised by giving written notice, signed by the person exercising the Option, to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part (i) in cash or by check, (ii) in shares of Common Stock already owned for at least six months by the person exercising the Option, valued at fair market value at the time of such exercise, or (iii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, to properly deliver to the Company the amount of sale or loan proceeds to pay the exercise price, all in accordance with the regulations of the Federal Reserve Board.

         (b) In the event that an optionee ceases to be a Director of the Company for any reason other than the death of the optionee, the Options granted to such optionee may be exercised by him or her only within seven months after the date such optionee ceases to be a Director of the Company.

         (c) In the event of the death of an optionee, whether during the optionee's service as a Director or during the one year period thereafter, the Options granted to such optionee shall be exercisable, and such Options shall expire unless exercised within twelve months after the date of the optionee's death, by the legal representatives or the estate of such optionee, by any person or persons whom the optionee shall have designated in writing on forms prescribed by and filed with the Company or, if no such designation has been made, by the person or persons to whom the optionee's rights have passed by will or the laws of descent and distribution.

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


9.7      ADJUSTMENTS

         The aggregate number and class of Shares for which options may be granted under the Plan, the number and class of Shares covered by each outstanding option and the exercise price per Share thereof (but not the total price) shall all be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a recapitalization, stock split, stock dividend, exchange of shares, merger, reorganization, change in corporate structure or shares of the Company or similar event.

         In the event of any adjustment in the number of Shares covered by any option, any fractional Shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full Shares resulting from such adjustment.

                           SECTION 10.  STOCK AWARDS

10.1     GRANT OF STOCK AWARDS

         The Committee is authorized to make Awards of Common Stock to Participants on such terms and conditions and subject to such restrictions, if any (whether based on performance standards, periods of service or otherwise), as the Committee shall determine, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Committee shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which forfeiture of Restricted Stock shall occur by reason of termination of the Holder's services.

10.2     ISSUANCE OF SHARES

         Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon the Holder's release from any terms, conditions and restrictions of a Stock Award, as determined by the Committee, the Company shall deliver, as soon as practicable, to the Holder, or, in the case of the Holder's death, to the personal representative of the Holder's estate or as the appropriate court directs, a stock certificate for the appropriate number of shares of Common Stock.

10.3     WAIVER OF RESTRICTIONS

         Notwithstanding any other provisions of the Plan, the Committee may, in its sole discretion, waive the forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

                       SECTION 11.  WITHHOLDING OF TAXES

         The Company may require the Holder to pay to the Company the amount of any withholding taxes that the Company is required to withhold with respect to the grant, exercise, payment or settlement of any Award. In such instances, the Committee may, in its discretion and subject to the Plan and applicable law, permit the Holder to satisfy withholding obligations, in whole or in part, by paying cash, by electing to have the Company withhold shares of Common Stock, by transferring shares of Common Stock to the Company in such amounts as are equivalent to the Fair Market Value of the withholding obligation or by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, to properly deliver to the Company the correct sale or loan proceeds to pay the exercise price and withholding tax obligation, all in accordance with the regulations of the Federal Reserve Board.

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


                           SECTION 12.  ASSIGNABILITY

         No Option granted under the Plan may be assigned or transferred by the Holder other than by will or by the laws of descent and distribution, and, during the Holder's lifetime, such Awards may be exercised only by the Holder. Notwithstanding the foregoing, and to the extent permitted by Rule 16b-3 under the Exchange Act and Section 422 of the Code, the Committee, in its sole discretion, may permit such assignment, transfer and exercisability and may permit a Holder of such Awards to designate a beneficiary who may exercise the Award or receive compensation under the Award after the Holder's death.

                            SECTION 13.  ADJUSTMENTS

13.1     ADJUSTMENT OF SHARES

         In the event that at any time or from time to time a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of securities of the Company or of any other corporation or (b) new, different or additional securities of the Company or of any other corporation being received by the holders of shares of Common Stock, then the Committee, in its sole discretion, shall make such equitable adjustments as it shall deem appropriate in the circumstances in the (i) maximum number of and class of securities subject to the Plan as set forth in Section 4.1, (ii) maximum number and class of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2, and (iii) number and class of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

13.2     CORPORATE TRANSACTION

         Except as otherwise provided in the instrument that evidences the Award, in the event of any Corporate Transaction, each Option or Stock Award that is at the time outstanding shall automatically accelerate so that each such Award shall, immediately prior to the specified effective date for the Corporate Transaction, become 100% vested, except that such acceleration will not occur if in the opinion of the Company's accountants it would render unavailable "pooling of interest" accounting for a Corporate Transaction that would otherwise qualify for such accounting treatment. All such Awards shall terminate and cease to remain outstanding immediately following the consummation of the Corporate Transaction, except to the extent assumed by the successor corporation or its parent corporation. Any such Awards that are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time shall be accelerated in the event the Holder's employment or services should subsequently terminate within two years following such Corporate Transaction, unless such employment or services are terminated by the Company for Cause or by the Holder voluntarily without Good Reason. Notwithstanding the foregoing, no Incentive Stock Option shall become exercisable pursuant to this Section 13.2 without the Holder's consent, if the result would be to cause such Option not to be treated as an Incentive Stock Option (whether by reason of the annual limitation described in Section 8.1 or otherwise).

13.3     FURTHER ADJUSTMENT OF AWARDS

         Without limiting Section 13.2, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable, and fair and equitable to Participants, with respect to Awards.
Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, payment or settlement or lifting restrictions, differing methods for calculating payments or settlements, alternate forms and amounts of payments and settlements, and

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

13.4     LIMITATIONS

         The grant of Awards will in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

                 SECTION 14.  AMENDMENT AND TERMINATION OF PLAN

14.1     AMENDMENT OF PLAN

         The Plan may be amended by the stockholders of the Company. The Board may also amend the Plan in such respects as it shall deem advisable; however, to the extent required for compliance with Rule 16b-3 under the Exchange Act,
Section 422 of the Code or any applicable law or regulation, stockholder approval will be required for any amendment that will (a) increase the total number of shares as to which Options may be granted under the Plan or that may be issued as Restricted Stock, (b) modify the class of persons eligible to receive Awards, (c) materially increase the benefits accruing to Participants under the Plan, or (d) otherwise require stockholder approval under any applicable law or regulation.

14.2     TERMINATION OF PLAN

         The stockholders or the Board may suspend or terminate the Plan at any time. The Plan will have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than 10 years after the Plan's effective date.

14.3     CONSENT OF HOLDER

         The amendment or termination of the Plan shall not, without the consent of the Holder of any Award under the Plan, alter or impair any rights or obligations under any Award previously granted under the Plan.

                              SECTION 15.  GENERAL

15.1     NOTIFICATION

         The Committee shall promptly notify a Participant of an Award, and a written grant shall promptly be executed and delivered by or on behalf of the Company.

15.2     CONTINUED EMPLOYMENT OR SERVICES; RIGHTS IN AWARDS

         Neither the Plan, participation in the Plan as a Participant nor any action of the Committee taken under the Plan shall be construed as giving any Participant or employee of the Company any right to be retained in the employ of the Company or limit the Company's right to terminate the employment or services of the Participant.

15.3     REGISTRATION; CERTIFICATES FOR SHARES

         The Company shall be under no obligation to any Participant to register for offering or resale under the Securities Act of 1933, as amended, or register or qualify under state securities laws, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan. The Company may issue certificates

                                   APPENDIX A
ATTENTION: THIS OPTION GRANT AND 1995 STOCK OPTION AND AWARD PLAN ARE SUBJECT TO SHAREHOLDER APPROVAL AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS OPTION WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING.


for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal and state securities laws.

15.4     NO RIGHTS AS A STOCKHOLDER

         No Option shall entitle the Holder to any dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Options, free of all applicable restrictions.

15.5     COMPLIANCE WITH LAWS AND REGULATIONS

         It is the Company's intention that, so long as any of the Company's equity securities are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, the Plan shall comply in all respects with Rule 16b-3 under the Exchange Act, and, if any Plan provision is later found not to be in compliance with such Rule, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. Notwithstanding anything in the Plan to the contrary, the Board, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

15.6     NO TRUST OR FUND

         The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

15.7     SEVERABILITY

         If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

                          SECTION 16.  EFFECTIVE DATE

         The Plan's effective date is the date on which it is adopted by the Board, so long as it is approved by the Company's stockholders at any time within 12 months of such adoption or, if earlier, and to the extent required for compliance with Rule 16b-3 under the Exchange Act, at the next annual meeting of the Company's stockholders after adoption of the Plan by the Board.

         Adopted by the Board on March 7, 1995 and approved by the Company's stockholders on __________, 1995.

                                   APPENDIX B
ATTENTION: THIS EMPLOYEE STOCK PURCHASE PLAN IS SUBJECT TO SHAREHOLDER APPROVAL
   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS PLAN WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING AND ALL MONEY CONTRIBUTED TO ENROLLMENT WILL
                                  BE REFUNDED.

================================================================================
                        1995 EMPLOYEE STOCK PURCHASE PLAN
================================================================================

         Sierra On-Line, Inc. (the "Company") does hereby establish its 1995 Employee Stock Purchase Plan (the "Plan") as follows:

SECTION 1.          PURPOSE OF THE PLAN
- - --------------------------------------------------------------------------------

         The purpose of this Plan is to provide eligible employees who wish to become shareholders in the Company a convenient method of doing so. It is believed that employee participation in the ownership of the business will be to the mutual benefit of both the employees and the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under
Section 423 of the Internal Revenue Code of 1986 (the "Code"). The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

SECTION 2.          DEFINITIONS
- - --------------------------------------------------------------------------------

         2.1 "Base pay" means regular cash compensation. Regular cash compensation does not include overtime, commissions, severance pay, hiring and relocation bonuses, bonuses paid under any bonus plan of the Company, pay in lieu of vacations, or sick leave or any other special payments.

         2.2 "Account" shall mean the funds accumulated with respect to an individual employee as a result of deductions from employee's paycheck for the purpose of purchasing stock under this Plan. The funds allocated to an employee's account shall remain the property of the respective employee at all times but may be commingled with the general funds of the Company.

SECTION 3.          EMPLOYEES ELIGIBLE TO PARTICIPATE
- - --------------------------------------------------------------------------------

         Any regular employee of the Company or any of its subsidiaries who has been in the employ of the Company for at least six (6) consecutive months and is in the employ of the Company on one or more offering dates is eligible to participate in the Plan, except (a) employees whose customary employment is 20 hours or less per week, and (b) employees whose customary employment is for not more than five months in any calendar year.

SECTION 4.          OFFERINGS
- - --------------------------------------------------------------------------------

         There will be consecutive six-month offerings pursuant to the Plan, until the earlier of the termination of the Plan or the date when all (except de minimus amounts) the shares of Common Stock authorized under this Section 4 to be delivered upon exercise of options under the Plan have been so delivered. The first offering shall commence on July 1, 1995 (or a later date designated by the Board) and terminate on December 31, 1995. Thereafter, offerings shall commence on each subsequent January 1 and July 1 (the "commencement date"). In order to become eligible to purchase shares, an employee must sign an Enrollment Agreement, and any other necessary papers on or before the commencement date (January 1 or July 1) of the particular offering in which the employee wishes to participate. Participation in one offering under the Plan shall neither limit, nor require, participation in any other offering.

SECTION 5. PRICE
- - --------------------------------------------------------------------------------

         The purchase price per share shall be the lesser of (1) 85% of the fair market value of the stock on the offering date; or (2) 85% of the fair market value of the stock on the last trading day of the offering period. Fair market value shall mean the closing bid price as reported on the National Association of Securities Dealers Automated Quotation System or, if the stock is traded on a stock exchange, the closing price for the stock on the principal such exchange.

                                   APPENDIX B
ATTENTION: THIS EMPLOYEE STOCK PURCHASE PLAN IS SUBJECT TO SHAREHOLDER APPROVAL
   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS PLAN WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING AND ALL MONEY CONTRIBUTED TO ENROLLMENT WILL
                                  BE REFUNDED.


SECTION 6. OFFERING DATE
- - --------------------------------------------------------------------------------

         The "offering date" as used in this Plan shall be the commencement date of the offering, if such date is a regular business day, or the first regular business day following such commencement date. A different date may be set by resolution of the Board.

SECTION 7. NUMBER OF SHARES TO BE OFFERED
- - --------------------------------------------------------------------------------

         The maximum number of shares that will be offered under the Plan is 200,000. The shares to be sold to participants under the Plan will be Common Stock of the Company. If the total number of shares for which options are to be granted on any date in accordance with Section 10 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable. In such event, the payroll deductions to be made pursuant to the authorizations therefor shall be reduced accordingly and the Company shall give written notice of such reduction to each employee affected thereby.

SECTION 8. PARTICIPATION
- - --------------------------------------------------------------------------------

         8.1 An eligible employee may become a participant by completing an Enrollment Agreement provided by the Company prior to the commencement date of the offering to which it relates.

         8.2 Payroll deductions for a participant shall commence on the offering date, and shall end on the termination date of such offering unless earlier terminated by the employee as provided in Paragraph 14.

SECTION 9.          PAYROLL DEDUCTIONS
- - --------------------------------------------------------------------------------

         9.1 At the time an employee files his or her authorization for a payroll deduction, the employee shall elect to have deductions made from his or her pay on each payday during the time employee is a participant in an offering at the rate of 2%, 4%, 6%, 8%, or 10% of employee's base pay.

         9.2 All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any separate cash payment into such account nor may payment for shares be made other than by payroll deduction.

         9.3 A participant may discontinue his or her participation in the Plan as provided in Section 14, but no other change can be made during an offering and, specifically, a participant may not alter the rate of his or her payroll deductions for that offering.

SECTION 10.         GRANTING OF OPTION
- - --------------------------------------------------------------------------------

         On the offering date, this Plan shall be deemed to have granted to the participant an option for as many shares as participant will be able to purchase with the payroll deductions credited to participant's account during his or her participation in that offering. Notwithstanding the foregoing, no participant may purchase more than 5,000 shares of stock during any single offering.

SECTION 11.         EXERCISE OF OPTION
- - --------------------------------------------------------------------------------

         Each employee who continues to be a participant in an offering on the last business day of that offering shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of shares of Common Stock reserved for the purpose of the Plan as participant's accumulated payroll deductions on such date will pay for at the option price.

                                   APPENDIX B
ATTENTION: THIS EMPLOYEE STOCK PURCHASE PLAN IS SUBJECT TO SHAREHOLDER APPROVAL
   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS PLAN WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING AND ALL MONEY CONTRIBUTED TO ENROLLMENT WILL
                                  BE REFUNDED.

SECTION 12.         EMPLOYEE'S RIGHTS AS A SHAREHOLDER
- - --------------------------------------------------------------------------------

         No participating employee shall have any right as a shareholder with respect to any shares until the shares have been purchased in accordance with
Section 11 above and the stock has been issued by the Company.

SECTION 13.         EVIDENCE OF STOCK OWNERSHIP
- - --------------------------------------------------------------------------------

         13.1 Promptly following the end of each offering, the number of shares of Common Stock purchased by each participant shall be deposited into an account established in the participant's name at a stock brokerage or other financial services firm designated by the Company (the "ESPP Broker").

         13.2 The participant may direct, by written notice to the Company at the time of his or her enrollment in the Plan, that the participant's ESPP Broker account be established in the names of the participant and one other person designated by the participant, as joint tenants with right of survivorship, tenants in common, or community property, to the extent and in the manner permitted by applicable law.

         13.3 A participant shall be free to undertake a disposition (as that term is defined in Section 424(c) of the Code) of the shares in his account at any time, whether by sale, exchange, gift, or other transfer of legal title, but in the absence of such a disposition of the shares, the shares must remain in the participant's account at the ESPP Broker until the holding period set forth in Section 423(a) of the Code has been satisfied. With respect to shares for which the Section 423(a) holding period has been satisfied, the participant may move those shares to another brokerage account of participant's choosing or request that a stock certificate be issued and delivered to him/her.

         13.4 A participant who is not subject to payment of U.S. income taxes may move his or her shares to another brokerage account of his or her choosing or request that a stock certificate be issued and delivered to him/her at any time, without regard to the satisfaction of the Section 423(a) holding period.


SECTION 14.         WITHDRAWAL
- - --------------------------------------------------------------------------------

         14.1 An employee may withdraw from an offering, in whole but not in part, at any time prior to the last business day of such offering by completing the Withdrawal Form available from the Company, in which event the Company will refund the entire balance of the employee's deductions as soon as practicable thereafter.

         14.2 To re-enter the Plan, an employee who has previously withdrawn must file a new Enrollment Agreement in accordance with Section 8.1. The employee's re-entry into the Plan will not become effective before the beginning of the next offering following his or her withdrawal.

SECTION 15.         CARRYOVER OF ACCOUNT
- - --------------------------------------------------------------------------------

         At the termination of each offering the Company shall automatically re-enroll the employee in the next offering, and the balance in the employee's account (if any) shall be used for option exercises in the new offering, unless the employee has advised the Company otherwise. Upon termination of the Plan, the balance of each employee's account shall be refunded to the employee.

SECTION 16.         INTEREST
- - --------------------------------------------------------------------------------

         No interest will be paid or allowed on any money in the accounts of any participants.

SECTION 17.         RIGHTS NOT TRANSFERABLE
- - --------------------------------------------------------------------------------

         No employee shall be permitted to sell, assign, transfer, pledge, or otherwise dispose of or encumber either the payroll deductions credited to the participant's account or any rights with regard to the exercise of an option or to receive

                                   APPENDIX B
ATTENTION: THIS EMPLOYEE STOCK PURCHASE PLAN IS SUBJECT TO SHAREHOLDER APPROVAL
   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS PLAN WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING AND ALL MONEY CONTRIBUTED TO ENROLLMENT WILL
                                  BE REFUNDED.



shares under the Plan other than by will or the laws of descent and distribution, and such right and interest shall not be liable for, or subject to, the debts, contracts, or liabilities of the employee. If any such action is taken by the employee, or any claim is asserted by any other party in respect of such right and interest whether by garnishment, levy, attachment or otherwise, such action or claim will be treated as an election to withdraw from the Plan in accordance with Section 14.

SECTION 18.         TERMINATION OF EMPLOYMENT
- - --------------------------------------------------------------------------------

         Upon termination of employment for any reason whatsoever, including but not limited to death or retirement, the balance in the account of a participant shall be paid to the employee or his estate.

SECTION 19.         AMENDMENT OR DISCONTINUANCE OF THE PLAN
- - --------------------------------------------------------------------------------

         The Board of Directors of the Company (the "Board") shall have the right to amend, modify, or terminate the Plan at any time without notice, provided that no employee's existing rights under any offering already made under Section 4 hereof may be adversely affected thereby, and provided further that no such amendment of the Plan shall, except as provided in Section 20, increase above 200,000 the total number of shares to be offered unless shareholder approval is obtained therefor.

SECTION 20.         CHANGES IN CAPITALIZATION
- - --------------------------------------------------------------------------------

         In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, offerings of rights, or any other change in the structure of the Common Stock of the Company, the Board may make such adjustment, if any, as it may deem appropriate in the number, kind, and the price of shares available for purchase under the Plan, and in the number of shares which an employee is entitled to purchase.

SECTION 21.         SHARE OWNERSHIP
- - --------------------------------------------------------------------------------

         Notwithstanding anything herein to the contrary, no employee shall be permitted to purchase shares through the Plan if such employee, immediately after such enrollment, owns shares (including all shares which may be purchased under outstanding options under the Plan) possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of its parent or subsidiary corporations. For the foregoing purposes the rules of
Section 425(d) of the Code shall apply in determining share ownership. In addition, no employee shall be allowed to purchase any shares under the Plan which permits employee's rights to purchase shares under all "employee stock purchase plans" of the Company and its subsidiary corporations, to accrue at a rate which exceeds $25,000 of the fair market value of such shares (determined at the time such right to subscribe is granted) for each calendar year in which such right to participate is outstanding at any time.

SECTION 22.         ADMINISTRATION
- - --------------------------------------------------------------------------------

         The Plan shall be administered by the Board. The Board shall be vested with full authority to make, administer, and interpret such rules and regulations as it deems necessary to administer the Plan, and any determination, decision, or action of the Board in connection with the construction, interpretation, administration, or application of the Plan shall be final, conclusive, and binding upon all participants and any and all persons claiming under or through any participant.

         The Board may delegate any or all of its authority hereunder to such committee as it may designate.

SECTION 23.         NOTICES
- - --------------------------------------------------------------------------------

         All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by Stock Option Administrator of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                                   APPENDIX B
ATTENTION: THIS EMPLOYEE STOCK PURCHASE PLAN IS SUBJECT TO SHAREHOLDER APPROVAL
   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS PLAN WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING AND ALL MONEY CONTRIBUTED TO ENROLLMENT WILL
                                  BE REFUNDED.


SECTION 24.         TERMINATION OF THE PLAN
- - --------------------------------------------------------------------------------

         This Plan shall terminate at the earliest of the following:

         24.1 The date of the filing of a Statement of Intent to Dissolve by the Company or the effective date of a merger or consolidation wherein the Company is not to be the surviving corporation, which merger or consolidation is not between or among corporations related to the Company. Prior to the occurrence of either of such events, on such date as the Company may determine, the Company may permit a participating employee to exercise the option to purchase shares for as many shares as the balance of his account will allow at the price set forth in accordance with Section 5. If the employee elects to purchase shares, the remaining balance of his or her account will be refunded to him after such purchase.

         24.2 The date the Board acts to terminate the Plan in accordance with
Section 19 above.

         24.3 The date when all shares reserved under the Plan have been purchased.

SECTION  25.        LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN
- - --------------------------------------------------------------------------------

         The Plan is intended to provide Common Stock for investment and not for resale.

         The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee, therefore, may sell stock purchased under the Plan at any time the employee chooses, subject to compliance with any applicable Federal or state securities laws. THE EMPLOYEE ASSUMES THE RISK OF ANY MARKET FLUCTUATIONS IN THE PRICE OF THE STOCK.

SECTION 26.         INCOME TAX CONSEQUENCES
- - --------------------------------------------------------------------------------

         The Plan is designed to qualify as an "employee stock purchase plan" under Section 423 of the Code. Under Section 423 of the Code, the employee will not realize taxable income at the time the employee purchases stock under the Plan. However, the employee may be deemed to receive compensation taxable as ordinary income in the year in which he or she disposes of the stock or dies while holding the stock.

         The rules applicable to the disposition of stock vary depending upon whether or not the disposition constitutes a "disqualifying disposition" (i.e., a disposition within two years after the first day of the Offering Period in which the disposed stock was purchased).

         If the employee makes a disqualifying disposition, he or she would be deemed to receive compensation taxable as ordinary income in an amount equal to the excess of the value of the stock on the purchase date over the amount paid for the stock, regardless of whether the proceeds of the disposition exceed the employee's purchase price. In such a case, the employee's cost basis for the stock would be correspondingly increased by the amount recognized as compensation by the employee. The Company at the time a disqualifying disposition is made will collect from the employee the federal income tax withholding due on the additional compensation. The employee's capital gain or loss on the sale would be the difference between his or her basis so adjusted and the proceeds of the sale. Shares must have been held for more than one year from purchase date in order to be treated as long-term capital gain or loss for purposes of the maximum capital gains rate.

         If the employee should sell his or her stock at a profit and the sale is not a disqualifying disposition, the employee would recognize as compensation taxable as ordinary income an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of disposition over the employee's purchase price, or (ii) the "applicable discount" (for purposes of this section, 15%) applied to the fair market value of the stock on the first day of the Offering Period in which the stock was purchased. Any profit in excess of the amount recognized as compensation would be treated as long-term capital gain for purposes of the maximum capital gains rate. If the sale is at a loss and is not a disqualifying

                                   APPENDIX B
ATTENTION: THIS EMPLOYEE STOCK PURCHASE PLAN IS SUBJECT TO SHAREHOLDER APPROVAL
   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS (SCHEDULED FOR AUGUST 1995). IF APPROVAL IS NOT RECEIVED, THIS PLAN WILL AUTOMATICALLY TERMINATE, EFFECTIVE AS OF THE DATE OF THE ANNUAL MEETING AND ALL MONEY CONTRIBUTED TO ENROLLMENT WILL
                                  BE REFUNDED.

disposition, the difference between the employee's purchase price and the proceeds of the sale would be a long-term capital loss.

         If the employee made a disposition of the stock by gift other than a disqualifying disposition or if he or she dies at any time while holding the stock, he or she would be deemed to have received compensation taxable as ordinary income in an amount equal to the smaller of (i) the applicable discount applied to the fair market value of the stock on the first day of the Offering Period in which the stock was purchased, or (ii) the excess, if any, of the fair market value of the stock on the date of disposition or death, as the case may be, over the employee's purchase price.

         The Company would not be entitled to deduct the amount recognized as compensation by an employee in computing its federal taxes unless the employee made a disqualifying disposition of the stock.

         INDIVIDUAL TAX IMPLICATIONS ATTENDANT TO PARTICIPATION IN THE PLAN ARE THE SOLE RESPONSIBILITY OF THE INDIVIDUAL PARTICIPANT. THE BRIEF DISCUSSION OF FEDERAL TAX CONSEQUENCES PROVIDED ABOVE NOT EXHAUSTIVE. PLEASE NOTE THAT THE LAW(S) MAY CHANGE AND SPECIAL RULES ARE PROVIDED WITH RESPECT TO SITUATIONS NOT SPECIFICALLY DISCUSSED HEREIN.

         THE COMPANY STRONGLY RECOMMENDS YOU CONSULT WITH A TAX ADVISOR PRIOR TO COMMENCING ANY TRANSACTION HEREUNDER.

SECTION 27.         GOVERNMENTAL REGULATION
- - --------------------------------------------------------------------------------

         The Company's obligation to sell and deliver shares of the Company's Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such shares.

                             SIERRA ON-LINE, INC.
                   PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                               AUGUST 17, 1995
 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned hereby appoints Kenneth A. Williams and Michael A. Brochu, or either of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock, $0.01 par value, of Sierra On-Line, Inc. (the "Company"), held of record by the undersigned on June 28, 1995, at the Annual Meeting of Stockholders of the Company to be held at the Company's headquarters located at 3380 - 146th Place S.E., Bellevue, Washington 98007 on Thursday, August 17, 1995 at 9:00 a.m. P.D.T. and at any adjournments or postponements thereof.

1. ELECTION OF CLASS X DIRECTORS.

/ / FOR all nominees listed below (except as indicated to the contrary below) / / WITHHOLDING AUTHORITY to vote for all nominees listed below

             Nominees: Walter A. Forbes and Marvin H. Green, Jr.

 Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- - ------------------------------------------------------------------------------

2. ADOPTION OF THE COMPANY'S 1995 STOCK OPTION AND AWARD PLAN AND RESERVATION OF 2,000,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE (DURING MULTI-YEAR TERM OF THE PLAN) THEREUNDER, PROVIDED THAT NOT MORE THAN 300,000 SUCH SHARES SHALL BE AVAILABLE FOR ISSUANCE TO DIRECTORS THEREUNDER.
    / / FOR                / / AGAINST                / / ABSTAIN

3. ADOPTION OF THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN AND RESERVATION OF 200,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE THEREUNDER.
    / / FOR                / / AGAINST                / / ABSTAIN

4. THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR.
    / / FOR                / / AGAINST                / / ABSTAIN

5. To transact any other business that may properly come before the 1995 Meeting or any adjournments or postponements of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES
                        AND FOR PROPOSALS 2, 3, AND 4.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE FRONT SIDE OF THIS PROXY CARD. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TWO CLASS X DIRECTORS AND FOR PROPOSALS 2, 3 AND 4. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           OF SIERRA ON-LINE, INC.

                                                -------------------------------
                                                  (PRINT STOCKHOLDER(S) NAME)

                                                -------------------------------
                                                       (SIGNATURE(S) OF
                                                   STOCKHOLDER OR AUTHORIZED
                                                          SIGNATORY)

                                                DATED:                   , 1994

                                                PLEASE SIGN EXACTLY AS YOUR
                                                NAME(S) APPEARS ON YOUR STOCK
                                                CERTIFICATE. IF SHARES OF STOCK
                                                STAND OF RECORD IN THE NAMES OF
                                                TWO OR MORE PERSONS OR IN THE
                                                NAME OF HUSBAND AND WIFE,
                                                WHETHER AS JOINT TENANTS OR
                                                OTHERWISE, BOTH OR ALL OF SUCH
                                                PERSONS SHOULD SIGN THE PROXY.
                                                IF SHARES OF STOCK ARE HELD OF
                                                RECORD BY A CORPORATION, THE
                                                PROXY SHOULD BE EXECUTED BY THE
                                                PRESIDENT OR VICE PRESIDENT AND
                                                THE SECRETARY OR ASSISTANT
                                                SECRETARY. EXECUTORS,
                                                ADMINISTRATORS OR OTHER
                                                FIDUCIARIES WHO EXECUTE THE
                                                ABOVE PROXY FOR A DECEASED
                                                STOCKHOLDER SHOULD GIVE THEIR
                                                FULL TITLE. PLEASE DATE THE
                                                PROXY.

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO
   COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN
       ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.